SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 24, 2025

DRIVEITAWAY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52883	20-4456503
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3401 Market Street, Suite 200/201, Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

(856) 577-2763

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On or about February 24, 2025, the management of DriveItAway Holdings, Inc., a Delaware corporation (the “Company”), identified material errors in the previously released financial statements for the three and nine months ended June 30, 2024 (the “Non-Reliance Period”) and concluded that such financial statements should no longer be relied upon.

The errors discovered for the Non-Reliance Period relate to the Non-Reliance Period’s convertible notes payable and related derivative liabilities. The Company’s management is currently endeavoring to make the necessary corrections.

The Company’s management has concluded that it is appropriate to correct the errors in accounting in the Company’s financial statements for the Non-Reliance Period included in the applicable Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”), by restating such financial information as the impact of the errors in the financial statements is expected to be material to the financial statements for the Non-Reliance Period (the “Restatement”). The Company will disclose in the to-be-filed Amended Quarterly Reports on Form 10-Q for the three and nine months ended June 30, 2024, the financial statements with corrections to the errors in accounting for the Non-Reliance Period. As a result, the financial statements for the Non-Reliance Period should no longer be relied on. Similarly, any previously issued or filed reports, press releases, earnings releases, and investor presentations or other communications describing the Company’s financial statements and other related financial information covering the Non-Reliance Periods should no longer be relied upon.

Management has assessed the effect of the Restatement on the Company’s internal control over financial reporting and its disclosure controls and procedures. As a result of the analysis of the cause of the Restatement, the Company will continue to report a material weakness. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis. The existence of one or more material weaknesses precludes a conclusion by management that the Company’s disclosure controls and procedures and internal control over financial reporting are effective. As a result of the material weaknesses, the Company continues to believe that its internal control over financial reporting was not effective, and its disclosure controls and procedures were not effective for the Non-Reliance Periods.

The Company’s management has discussed the matters disclosed in this Item 4.02 with Victor Mokuolu, CPA PLLC, the Company’s independent registered public accounting firm since September 2024.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Not applicable

(b) Pro forma financial information.

Not applicable

(c) Shell company transactions.

Not applicable

(d) Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIVEITAWAY HOLDINGS, INC.

Dated: February 24, 2025	By:	/s/ John Possumato
Name: John Possumato
Title: Chief Executive Officer